CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - CAD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Expenses
Research and development	$ 11,134,716	$ 9,417,888	$ 9,392,623
Operating	9,558,641	7,244,791	6,212,831
Loss before the following	(20,693,357)	(16,662,679)	(15,605,454)
Change in fair value of warrant derivative	(12,608,808)	0	0
Interest income, net	179,277	173,496	130,101
Loss before income taxes	(33,122,888)	(16,489,183)	(15,475,353)
Income tax expense	0	(548,042)	(141,498)
Net loss	(33,122,888)	(17,037,225)	(15,616,851)
Other comprehensive (loss) income items that may be reclassified to net loss
Translation adjustment	(143,403)	233,774	(180,330)
Net comprehensive loss	$ (33,266,291)	$ (16,803,451)	$ (15,797,181)
Basic and diluted loss per common share (cad per share)	$ (1.50)	$ (1.06)	$ (1.12)
Weighted average number of shares (basic) (shares)	22,137,990	16,016,366	13,936,387
Weighted average number of shares (diluted) (shares)	22,137,990	16,016,366	13,936,387